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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)   January  20, 1998
                                                     --------------------------

                          NORTHERN TRUST CORPORATION
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            (Exact name of registrant as specified in its charter)

                                   Delaware
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                (State or other jurisdiction of incorporation)

              0-5965                                     36-2723087
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     (Commission File Number)                 (IRS Employer Identification No.)

Fifty South LaSalle Street, Chicago, Illinois                  60675
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  (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code     (312) 630-6000
                                                   -----------------------------
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Item 5.  Other Events

     The information contained in the registrant's January 20, 1998 press release, reporting on the registrant's earnings for the fourth quarter and full year of 1997, a copy of which is filed as Exhibit 99 hereto, is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

    (c)Exhibits:

     Exhibit 99  January 20, 1998 Press Release





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                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           NORTHERN TRUST CORPORATION
                                           --------------------------
                                                  (Registrant)



Dated:  January 21, 1998                   By:   Perry R. Pero
                                                 -------------
                                                 Perry R. Pero
                                                 Senior Executive Vice President
                                                 and Chief Financial Officer



                                      (3)


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                                 EXHIBIT INDEX
                                 -------------




         Number               Description              Page Number
         ------               -----------              -----------

           99       January 20, 1998   Press Release        5





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